UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2017

Date of reporting period :	January 1, 2017 — December 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Variable Trust

Annual report
12 | 31 | 17

Putnam VT
High Yield Fund

Message from the Trustees

February 6, 2018

Dear Shareholder:

We enter 2018 on the heels of an impressive year for global stock markets. While bond market performance was a bit uneven in 2017, stocks in most regions worldwide delivered solid advances and encountered very little volatility. As seasoned investors, we realize that benign markets like this rarely last long, and we are monitoring risks accordingly.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets.

In all environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

Thank you for investing with Putnam.

Performance summary (as of 12/31/17)

Investment objective

High current income, with a secondary objective of capital growth when consistent with achieving high current income

Net asset value December 31, 2017

Class IA: $6.55	Class IB: $6.49

Total return at net asset value

			JPMorgan
			Developed High
(as of 12/31/17)	Class IA shares*	Class IB shares†	Yield Index‡
1 year	7.22%	6.98%	7.80%
5 years	29.59	28.15	34.75
Annualized	5.32	5.09	6.15
10 years	95.87	91.55	121.77
Annualized	6.95	6.72	8.29
Life	802.09	751.31	—
Annualized	7.63	7.42	—

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

‡ The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class IA shares.

The JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities.

Credit qualities are shown as a percentage of net assets. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Putnam VT High Yield Fund	1

Report from your fund’s manager

How did high-yield bonds perform during the 12-month reporting period ended December 31, 2017?

Fueled by improving economic growth, strengthening corporate earnings, and optimism surrounding U.S. tax reform, high-yield bonds advanced 7.80% for the period, as measured by the JPMorgan Developed High Yield Index. With this performance, the asset class outpaced both high-yield bank loans and the broad investment-grade fixed-income market.

Gains were broad-based across industries, led by utilities (+12%); chemicals (+11%); gaming, lodging, & leisure (+11%); and industrials (+10%). By contrast, retail (–1%) was the weakest-performing cohort and the only one to post a negative return, followed by consumer products (+3%).

From a credit perspective, lower-quality bonds outperformed the market, reflecting a continuation of the favorable environment for riskier assets. Split BB-rated and split BBB-rated bonds — which occupy the middle and upper tiers of credit quality, respectively —also performed relatively well, posting returns that were roughly in line with the index.

What factors had the biggest influence on Putnam VT High Yield Fund’s relative performance during the period?

The fund’s class IA shares returned 7.22%, underperforming its benchmark, the JPMorgan Developed High Yield Index, which posted a gain of 7.80% for the period. At the sector/industry level, security selection in financials, along with overweight allocations to gaming, lodging, & leisure and housing, added the most value versus the benchmark. On the downside, adverse overall positioning in health care and energy, as well as underweight exposure to the strong-performing services sector, hampered the fund’s relative return. An allocation to bank loans also dampened performance this period.

In terms of individual holdings, favorable earnings at auto financing company Ally Financial bolstered fund performance. The fund also benefited from a sizable allocation to multinational drug firm Valeant Pharmaceuticals. Conversely, positions in hospital operator Community Health Systems, cosmetics maker Revlon, and high-end retailer Neiman Marcus worked against relative performance.

What is your outlook for the coming months?

We think corporate fundamentals are likely to remain strong. Issuer defaults have begun to creep higher. Fitch Ratings forecasts a 2% to 2.5% total default rate in 2018, which is still low based on longer-term history. At the same time, recovery rates have also risen in 2017.

Regarding valuation, high-yield credit spreads — the yield advantage high-yield bonds offer over comparable-maturity U.S. Treasuries — compressed throughout 2017. Also, the average bond price within the index was close to par [face value]. As a result, the asset class is not compellingly cheap, but is in a range of fair value, in our view, given corporate fundamental strength. Against this backdrop, we think performance in 2018 will be driven by coupon income with limited capital appreciation potential.

As for technicals, or the balance of supply and demand, we are not anticipating a significant spike in new supply. In light of new provisions governing corporate interest deductibility passed as part of U.S. tax reform, it is possible that new-issue supply could sharply decline, in our view. If this happens, we think it could be beneficial for existing bonds, assuming the demand for yield persists.

How do you plan to position the fund in light of this outlook?

At the sector/industry level, we favored gaming, lodging, & leisure; housing; chemicals; utilities; and financials. Conversely, we had a relatively negative view toward retail, given weak earnings trends and longer-term issues related to brick-and-mortar versus online sales. Consequently, we plan to continue our underweight exposure there. The fund also had lighter-than-benchmark exposure to services, technology, food & beverages, transportation, health care, consumer products, and telecommunications.

We modestly reduced the fund’s allocation to bank loans to about 5% of the fund’s net assets by the end of the period. Due to the large volume of refinancing occurring in the bank-loan market, loan credit spreads tightened during the past 12 months. As a result, while we believe that loans can provide the fund with a degree of ballast against market volatility, and their coupons may adjust higher as market interest rates rise, we thought their value relative to high-yield bonds had diminished.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may also lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

2	Putnam VT High Yield Fund

Your fund’s managers

Portfolio Manager Paul D. Scanlon, CFA, is a Co-Head of Fixed Income at Putnam. He joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT High Yield Fund	3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/17 to 12/31/17. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB
Total annual operating expenses for the fiscal
year ended 12/31/16	0.72%	0.97%
Annualized expense ratio for the six-month
period ended 12/31/17*	0.72%	0.97%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/17		ended 12/31/17
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$3.68	$4.96	$3.67	$4.94
Ending value
(after
expenses)	$1,029.90	$1,030.20	$1,021.58	$1,020.32

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/17. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4	Putnam VT High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust
and Shareholders of Putnam VT High Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio, of Putnam VT High Yield Fund (one of the funds constituting Putnam Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 6, 2018

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not determined the specific year we began serving as auditor.

Putnam VT High Yield Fund	5

The fund’s portfolio 12/31/17

CORPORATE BONDS AND NOTES (86.8%)*	Principal amount	Value

Advertising and marketing services (0.4%)
Lions Gate Entertainment Corp. 144A sr. unsec.
unsub. notes 5.875%, 11/1/24	$485,000	$512,888
Outfront Media Capital, LLC/Outfront Media
Capital Corp. company guaranty sr. unsec.
sub. notes 5.875%, 3/15/25	145,000	153,338
Outfront Media Capital, LLC/Outfront Media
Capital Corp. company guaranty sr. unsec.
sub. notes 5.625%, 2/15/24	250,000	260,938
		927,164
Automotive (0.5%)
IHO Verwaltungs GmbH 144A sr. notes 4.75%,
9/15/26 (Germany) ‡‡	330,000	334,950
Navistar International Corp. 144A sr. unsec.
notes 6.625%, 11/1/25	710,000	740,800
		1,075,750
Broadcasting (2.7%)
CBS Radio, Inc. 144A company guaranty sr. unsec.
notes 7.25%, 11/1/24	445,000	469,197
Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. sub. notes 7.625%, 3/15/20	295,000	288,363
Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes 6.50%, 11/15/22	270,000	274,050
Gray Television, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 7/15/26	325,000	333,125
iHeartCommunications, Inc. company
guaranty sr. notes 9.00%, 12/15/19	740,000	549,450
Nexstar Broadcasting, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 8/1/24	990,000	1,022,175
Sinclair Television Group, Inc. 144A company
guaranty sr. unsec. sub. notes 5.625%, 8/1/24	840,000	866,250
Sirius XM Radio, Inc. 144A company
guaranty sr. unsec. sub. notes 6.00%, 7/15/24	320,000	338,400
Sirius XM Radio, Inc. 144A sr. unsec.
bonds 5.00%, 8/1/27	660,000	660,000
Townsquare Media, Inc. 144A company
guaranty sr. unsec. notes 6.50%, 4/1/23	355,000	347,013
Tribune Media Co. company guaranty sr. unsec.
notes 5.875%, 7/15/22	245,000	251,738
Univision Communications, Inc. 144A company
guaranty sr. sub. notes 5.125%, 2/15/25	465,000	452,794
		5,852,555
Building materials (1.6%)
American Builders & Contractors Supply Co., Inc.
144A sr. unsec. notes 5.75%, 12/15/23	405,000	427,275
Jeld-Wen, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 12/15/27	220,000	222,200
Jeld-Wen, Inc. 144A company guaranty sr. unsec.
notes 4.625%, 12/15/25	250,000	251,875
Masonite International Corp. 144A company
guaranty sr. unsec. notes 5.625%, 3/15/23	775,000	810,108
Standard Industries, Inc. 144A sr. unsec.
notes 6.00%, 10/15/25	255,000	272,213
Standard Industries, Inc. 144A sr. unsec.
notes 5.375%, 11/15/24	440,000	459,932
Standard Industries, Inc. 144A sr. unsec.
notes 5.00%, 2/15/27	320,000	327,200
Werner FinCo LP/Werner FinCo, Inc. 144A company
guaranty sr. unsec. notes 8.75%, 7/15/25	730,000	753,725
		3,524,528

CORPORATE BONDS
AND NOTES (86.8%)* cont.	Principal amount	Value

Capital goods (6.6%)
Advanced Disposal Services, Inc. 144A sr. unsec.
notes 5.625%, 11/15/24	$835,000	$853,788
Allison Transmission, Inc. 144A company
guaranty sr. unsec. notes 5.00%, 10/1/24	630,000	648,900
Allison Transmission, Inc. 144A company
guaranty sr. unsec. notes 4.75%, 10/1/27	90,000	90,563
Ardagh Packaging Finance PLC/Ardagh Holdings
USA, Inc. 144A company guaranty sr. unsec.
notes 7.25%, 5/15/24 (Ireland)	680,000	739,500
Ardagh Packaging Finance PLC/Ardagh Holdings
USA, Inc. 144A company guaranty sr. unsec.
notes 6.00%, 2/15/25 (Ireland)	370,000	389,425
ATS Automation Tooling Systems, Inc. 144A
sr. unsec. notes 6.50%, 6/15/23 (Canada)	295,000	309,135
Belden, Inc. 144A company guaranty sr. unsec.
sub. notes 5.25%, 7/15/24	790,000	813,700
Bombardier, Inc. 144A sr. unsec. notes 8.75%,
12/1/21 (Canada)	690,000	757,275
Bombardier, Inc. 144A sr. unsec. notes 7.50%,
12/1/24 (Canada)	375,000	380,625
Briggs & Stratton Corp. company
guaranty sr. unsec. notes 6.875%, 12/15/20	800,000	878,000
CD&R Waterworks Merger Sub, LLC 144A sr. unsec.
notes 6.125%, 8/15/25	60,000	60,900
Crown Cork & Seal Co., Inc. company
guaranty sr. unsec. bonds 7.375%, 12/15/26	215,000	250,475
FXI Holdings, Inc. 144A sr. notes 7.875%, 11/1/24	450,000	449,010
Gates Global, LLC/Gates Global Co. 144A company
guaranty sr. unsec. notes 6.00%, 7/15/22	1,165,000	1,191,213
Great Lakes Dredge & Dock Corp. company
guaranty sr. unsec. notes 8.00%, 5/15/22	660,000	690,525
Legrand France SA sr. unsec. unsub. notes 8.50%,
2/15/25 (France)	315,000	407,204
Manitowoc Foodservice, Inc. sr. unsec.
notes 9.50%, 2/15/24	565,000	643,394
MasTec, Inc. company guaranty sr. unsec.
unsub. notes 4.875%, 3/15/23	545,000	555,900
Oshkosh Corp. company guaranty sr. unsec.
sub. notes 5.375%, 3/1/25	305,000	323,681
RBS Global, Inc./Rexnord, LLC 144A sr. unsec.
notes 4.875%, 12/15/25	350,000	353,500
Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu 144A
company guaranty sr. unsec. unsub. notes
7.00%, 7/15/24	250,000	267,500
Tennant Co. 144A company guaranty sr. unsec.
notes 5.625%, 5/1/25	335,000	352,169
Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 12/15/24	350,000	366,625
Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 5.00%, 7/15/26	230,000	235,750
TI Group Automotive Systems, LLC 144A sr. unsec.
notes 8.75%, 7/15/23 (United Kingdom)	458,000	491,205
TransDigm, Inc. company guaranty sr. unsec.
sub. notes 6.50%, 5/15/25	170,000	173,825
TransDigm, Inc. company guaranty sr. unsec.
sub. notes 6.375%, 6/15/26	760,000	767,600
Trident Merger Sub, Inc. 144A sr. unsec.
notes 6.625%, 11/1/25	380,000	380,000

6	Putnam VT High Yield Fund

CORPORATE BONDS
AND NOTES (86.8%)* cont.	Principal amount	Value

Capital goods cont.
Wabash National Corp. 144A company
guaranty sr. unsec. notes 5.50%, 10/1/25	$220,000	$221,650
Wrangler Buyer Corp. 144A sr. unsec. notes
6.00%, 10/1/25	505,000	520,150
		14,563,187
Chemicals (4.0%)
A Schulman, Inc. company guaranty sr. unsec.
unsub. notes 6.875%, 6/1/23	210,000	218,400
Alpha 3 BV/Alpha US Bidco, Inc. 144A company
guaranty sr. unsec. notes 6.25%, 2/1/25
(Netherlands)	600,000	615,750
Axalta Coating Systems, LLC 144A company
guaranty sr. unsec. unsub. notes 4.875%, 8/15/24	235,000	246,750
Blue Cube Spinco, Inc. company
guaranty sr. unsec. unsub. notes 9.75%, 10/15/23	295,000	348,100
CF Industries, Inc. company guaranty sr. unsec.
bonds 4.95%, 6/1/43	425,000	401,625
Chemours Co. (The) company guaranty sr. unsec.
notes 5.375%, 5/15/27	305,000	315,675
Chemours Co. (The) company guaranty sr. unsec.
unsub. notes 7.00%, 5/15/25	345,000	374,325
Compass Minerals International, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 7/15/24	690,000	681,375
Cornerstone Chemical Co. 144A company
guaranty sr. notes 6.75%, 8/15/24	560,000	559,300
GCP Applied Technologies, Inc. 144A company
guaranty sr. unsec. notes 9.50%, 2/1/23	585,000	649,350
Kraton Polymers, LLC/Kraton Polymers
Capital Corp. 144A company guaranty sr. unsec.
notes 10.50%, 4/15/23	375,000	423,750
Kraton Polymers, LLC/Kraton Polymers
Capital Corp. 144A company guaranty sr. unsec.
notes 7.00%, 4/15/25	255,000	272,850
NOVA Chemicals Corp. 144A sr. unsec. bonds 5.25%,
6/1/27 (Canada)	348,000	347,130
NOVA Chemicals Corp. 144A sr. unsec.
notes 4.875%, 6/1/24 (Canada)	272,000	271,320
Platform Specialty Products Corp. 144A company
guaranty sr. unsec. notes 5.875%, 12/1/25	760,000	754,300
Platform Specialty Products Corp. 144A sr. unsec.
notes 6.50%, 2/1/22	280,000	289,450
SPCM SA 144A sr. unsec. notes 4.875%, 9/15/25
(France)	370,000	375,550
Trinseo Materials Operating SCA/Trinseo Materials
Finance, Inc. 144A sr. unsec. notes 5.375%,
9/1/25 (Luxembourg)	300,000	309,000
Tronox Finance PLC 144A company
guaranty sr. unsec. notes 5.75%, 10/1/25
(United Kingdom)	165,000	169,538
Univar USA, Inc. 144A company guaranty sr. unsec.
notes 6.75%, 7/15/23	460,000	480,700
Venator Finance SARL/Venator Materials Corp. 144A
sr. unsec. notes 5.75%, 7/15/25 (Luxembourg)	300,000	316,500
WR Grace & Co.- Conn. 144A company
guaranty sr. unsec. notes 5.625%, 10/1/24	295,000	318,231
		8,738,969
Coal (0.1%)
Murray Energy Corp. 144A notes 11.25%, 4/15/21	440,000	224,400
		224,400

CORPORATE BONDS
AND NOTES (86.8%)* cont.	Principal amount	Value

Commercial and consumer services (0.9%)
Gartner, Inc. 144A company guaranty sr. unsec.
notes 5.125%, 4/1/25	$370,000	$386,650
GW Honos Security Corp. 144A company
guaranty sr. unsec. notes 8.75%, 5/15/25
(Canada)	525,000	564,375
IHS Markit, Ltd. 144A company
guaranty notes 4.75%, 2/15/25 (United Kingdom)	500,000	528,125
IHS Markit, Ltd. 144A company guaranty sr. unsec.
notes 4.00%, 3/1/26 (United Kingdom)	95,000	95,238
Sabre GLBL, Inc. 144A company
guaranty sr. notes 5.375%, 4/15/23	510,000	525,300
		2,099,688
Communication services (8.8%)
Altice Finco SA 144A company guaranty sr. unsec.
unsub. notes 7.625%, 2/15/25 (Luxembourg)	600,000	610,500
Altice SA 144A company guaranty sr. unsec.
notes 7.75%, 5/15/22 (Luxembourg)	1,090,000	1,073,650
Cablevision Systems Corp. sr. unsec.
unsub. notes 8.00%, 4/15/20	75,000	80,063
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
company guaranty sr. unsec. bonds 5.50%, 5/1/26	450,000	461,250
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
company guaranty sr. unsec. notes 5.875%, 4/1/24	1,210,000	1,261,425
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
sr. unsec. notes 5.75%, 2/15/26	215,000	223,331
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
sr. unsec. unsub. notes 5.125%, 5/1/23	155,000	158,100
Cequel Communications Holdings I, LLC/Cequel
Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 12/15/21	425,000	426,063
Cequel Communications Holdings I, LLC/Cequel
Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 12/15/21	270,000	270,675
CommScope Technologies Finance, LLC 144A
sr. unsec. notes 6.00%, 6/15/25	810,000	860,625
CommScope Technologies, LLC 144A company
guaranty sr. unsec. unsub. notes 5.00%, 3/15/27	165,000	165,000
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%,
6/1/24	1,085,000	1,068,725
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%,
11/15/21	180,000	193,500
CSC Holdings, LLC 144A sr. unsec.
unsub. notes 10.125%, 1/15/23	805,000	906,631
Digicel Group, Ltd. 144A sr. unsec. notes 8.25%,
9/30/20 (Jamaica)	335,000	329,570
Digicel, Ltd. 144A company guaranty sr. unsec.
notes 6.75%, 3/1/23 (Jamaica)	520,000	510,900
DISH DBS Corp. company guaranty sr. unsec.
unsub. notes 5.875%, 11/15/24	315,000	306,731
Frontier Communications Corp. sr. unsec.
notes 11.00%, 9/15/25	135,000	99,225
Frontier Communications Corp. sr. unsec.
notes 10.50%, 9/15/22	395,000	298,719
Intelsat Jackson Holdings SA company
guaranty sr. unsec. notes 7.50%, 4/1/21
(Bermuda)	75,000	68,250
Intelsat Jackson Holdings SA 144A sr. unsec.
notes 9.75%, 7/15/25 (Bermuda)	1,030,000	988,800
Intelsat Luxembourg SA company
guaranty sr. unsec. bonds 7.75%, 6/1/21
(Luxembourg)	160,000	85,200

Putnam VT High Yield Fund	7

CORPORATE BONDS
AND NOTES (86.8%)* cont.	Principal amount	Value

Communication services cont.
Neptune Finco Corp. 144A sr. unsec.
unsub. notes 10.875%, 10/15/25	$200,000	$238,000
Quebecor Media, Inc. sr. unsec.
unsub. notes 5.75%, 1/15/23 (Canada)	110,000	116,875
SFR Group SA 144A company
guaranty sr. notes 7.375%, 5/1/26 (France)	510,000	523,388
SFR Group SA 144A company
guaranty sr. notes 6.00%, 5/15/22 (France)	365,000	369,563
SFR Group SA 144A sr. bonds 6.25%, 5/15/24
(France)	230,000	230,000
Sprint Capital Corp. company guaranty sr. unsec.
unsub. notes 6.875%, 11/15/28	1,565,000	1,574,781
Sprint Corp. company guaranty sr. unsec.
sub. notes 7.875%, 9/15/23	1,050,000	1,118,250
Sprint Corp. company guaranty sr. unsec.
sub. notes 7.25%, 9/15/21	1,185,000	1,254,619
Sprint Spectrum Co., LLC/Sprint Spectrum Co.
II, LLC/Sprint Spectrum Co. III, LLC 144A company
guaranty sr. notes 3.36%, 9/20/21	150,000	150,938
T-Mobile USA, Inc. company guaranty sr. unsec.
notes 6.625%, 4/1/23	125,000	130,313
T-Mobile USA, Inc. company guaranty sr. unsec.
notes 6.375%, 3/1/25	860,000	920,200
T-Mobile USA, Inc. company guaranty sr. unsec.
notes 5.375%, 4/15/27	485,000	517,131
Unitymedia GmbH 144A company
guaranty sr. notes 6.125%, 1/15/25 (Germany)	200,000	211,000
Videotron, Ltd. company guaranty sr. unsec.
unsub. notes 5.00%, 7/15/22 (Canada)	480,000	505,200
Videotron, Ltd./Videotron Ltee. 144A sr.
unsec. notes 5.125%, 4/15/27 (Canada)	225,000	235,125
Virgin Media Finance PLC 144A company
guaranty sr. unsec. unsub. notes 5.75%, 1/15/25
(United Kingdom)	540,000	550,800
Windstream Services, LLC company
guaranty sr. unsec. notes 6.375%, 8/1/23	495,000	301,950
		19,395,066
Construction (2.9%)
Beacon Escrow Corp. 144A sr. unsec. notes
4.875%, 11/1/25	500,000	501,875
Beacon Roofing Supply, Inc. company
guaranty sr. unsec. unsub. notes 6.375%, 10/1/23	665,000	707,394
BMC East, LLC 144A company
guaranty sr. notes 5.50%, 10/1/24	650,000	672,750
Builders FirstSource, Inc. 144A company
guaranty sr. unsub. notes 5.625%, 9/1/24	835,000	868,985
Cemex Finance, LLC 144A company
guaranty sr. notes 6.00%, 4/1/24 (Mexico)	615,000	647,288
Cemex SAB de CV 144A company
guaranty sr. sub. notes 5.70%, 1/11/25 (Mexico)	200,000	211,000
CPG Merger Sub, LLC 144A company
guaranty sr. unsec. notes 8.00%, 10/1/21	255,000	263,288
James Hardie International Finance DAC 144A
sr. unsec. bonds 5.00%, 1/15/28 (Ireland)	200,000	201,500
U.S. Concrete, Inc. company guaranty sr. unsec.
unsub. notes 6.375%, 6/1/24	595,000	638,138
USG Corp. 144A company guaranty sr. unsec.
bonds 4.875%, 6/1/27	505,000	523,458

CORPORATE BONDS
AND NOTES (86.8%)* cont.	Principal amount		Value

Construction cont.
USG Corp. 144A company guaranty sr. unsec.
notes 5.50%, 3/1/25		$335,000	$355,938
Weekley Homes, LLC/Weekley Finance Corp.
sr. unsec. notes 6.00%, 2/1/23		870,000	865,650
			6,457,264
Consumer (0.2%)
Spectrum Brands, Inc. company guaranty sr. unsec.
notes 5.75%, 7/15/25		220,000	231,550
Spectrum Brands, Inc. company guaranty sr. unsec.
unsub. notes 6.125%, 12/15/24		300,000	317,625
			549,175
Consumer staples (5.8%)
1011778 BC ULC/New Red Finance, Inc. 144A
company guaranty notes 5.00%, 10/15/25 (Canada)		510,000	513,825
1011778 BC ULC/New Red Finance, Inc. 144A
company guaranty sr. notes 4.625%, 1/15/22
(Canada)		240,000	245,100
1011778 BC ULC/New Red Finance, Inc. 144A
company guaranty sr. sub. notes 4.25%, 5/15/24
(Canada)		370,000	369,075
Ascend Learning, LLC 144A sr. unsec.
notes 6.875%, 8/1/25		170,000	175,525
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27		400,000	406,000
Ashtead Capital, Inc. 144A notes 4.125%, 8/15/25		275,000	277,750
BlueLine Rental Finance Corp./BlueLine
Rental, LLC 144A company
guaranty sub. notes 9.25%, 3/15/24		845,000	902,038
Brand Energy & Infrastructure Services, Inc. 144A
sr. unsec. notes 8.50%, 7/15/25		825,000	866,250
CEC Entertainment, Inc. company
guaranty sr. unsec. sub. notes 8.00%, 2/15/22		655,000	615,700
Ceridian HCM Holding, Inc. 144A sr. unsec.
notes 11.00%, 3/15/21		1,295,000	1,353,275
Dean Foods Co. 144A company guaranty sr. unsec.
notes 6.50%, 3/15/23		680,000	678,300
Diamond (BC) BV 144A sr. unsec. notes
5.625%, 8/15/25	EUR	400,000	481,188
Fresh Market, Inc. (The) 144A company
guaranty sr. notes 9.75%, 5/1/23		$375,000	234,844
Golden Nugget, Inc. 144A company
guaranty sr. unsec. sub. notes 8.75%, 10/1/25		680,000	714,000
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%,
10/15/24		955,000	971,713
Itron, Inc. 144A company guaranty sr. unsec.
notes 5.00%, 1/15/26		230,000	230,863
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell
of America, LLC 144A company guaranty sr. unsec.
notes 5.25%, 6/1/26		405,000	426,263
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell
of America, LLC 144A company guaranty sr. unsec.
notes 5.00%, 6/1/24		405,000	417,656
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell
of America, LLC 144A company guaranty sr. unsec.
notes 4.75%, 6/1/27		240,000	245,400
Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.875%, 11/1/26		490,000	512,050
Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.625%, 11/1/24		120,000	123,600
Match Group, Inc. 144A sr. unsec. bonds 5.00%,
12/15/27		395,000	400,925
Netflix, Inc. 144A sr. unsec. bonds 4.875%,
4/15/28		340,000	333,200

8	Putnam VT High Yield Fund

CORPORATE BONDS
AND NOTES (86.8%)* cont.	Principal amount	Value

Consumer staples cont.
Pilgrim’s Pride Corp. 144A company
guaranty sr. unsec. notes 5.75%, 3/15/25	$290,000	$299,788
Revlon Consumer Products Corp. company
guaranty sr. unsec. notes 6.25%, 8/1/24	775,000	472,750
Revlon Consumer Products Corp. company
guaranty sr. unsec. sub. notes 5.75%, 2/15/21	130,000	98,150
Rite Aid Corp. 144A company guaranty sr. unsec.
unsub. notes 6.125%, 4/1/23	435,000	392,588
		12,757,816
Energy (oil field) (0.7%)
Calfrac Holdings LP 144A company
guaranty sr. unsec. unsub. notes 7.50%, 12/1/20	330,000	325,050
FTS International, Inc. 144A company
guaranty sr. sub. FRN BBA LIBOR USD 3 Month
+ 7.50%, 9.088%, 6/15/20	95,000	96,900
SESI, LLC company guaranty sr. unsec.
unsub. notes 7.125%, 12/15/21	165,000	169,125
SESI, LLC 144A company guaranty sr. unsec.
notes 7.75%, 9/15/24	340,000	361,250
Seventy Seven Energy, Inc. escrow sr. unsec.
notes 6.50%, 7/15/22 F	345,000	35
Seventy Seven Operating, LLC escrow company
guaranty sr. unsec. unsub. notes 6.625%,
11/15/19 F	770,000	77
Weatherford International, Ltd. company
guaranty sr. unsec. sub. notes 9.875%, 2/15/24	375,000	398,438
Weatherford International, Ltd. company
guaranty sr. unsec. unsub. notes 8.25%, 6/15/23	95,000	95,950
		1,446,825
Entertainment (2.3%)
AMC Entertainment Holdings, Inc. company
guaranty sr. unsec. notes 6.125%, 5/15/27	200,000	198,500
AMC Entertainment Holdings, Inc. company
guaranty sr. unsec. sub. notes 5.875%, 11/15/26	305,000	300,425
AMC Entertainment Holdings, Inc. company
guaranty sr. unsec. sub. notes 5.875%, 2/15/22	90,000	91,350
AMC Entertainment Holdings, Inc. company
guaranty sr. unsec. sub. notes 5.75%, 6/15/25	420,000	415,275
Cinemark USA, Inc. company guaranty sr. unsec.
notes 5.125%, 12/15/22	285,000	291,413
Cinemark USA, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 6/1/23	160,000	162,000
Constellation Merger Sub, Inc. 144A sr. unsec.
notes 8.50%, 9/15/25	1,085,000	1,057,875
GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. sub. notes 4.875%, 11/1/20	325,000	337,188
GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. unsub. notes 5.375%, 4/15/26	225,000	241,313
Live Nation Entertainment, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 11/1/24	230,000	235,750
Regal Entertainment Group sr. unsec.
sub. notes 5.75%, 2/1/25	165,000	169,331
Regal Entertainment Group sr. unsec.
sub. notes 5.75%, 6/15/23	295,000	304,588
Six Flags Entertainment Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 4/15/27	570,000	589,950
Six Flags Entertainment Corp. 144A company
guaranty sr. unsec. unsub. notes 4.875%, 7/31/24	715,000	725,725
		5,120,683

CORPORATE BONDS
AND NOTES (86.8%)* cont.	Principal amount		Value

Financials (7.4%)
Alliance Data Systems Corp. 144A company
guaranty sr. unsec. notes 5.375%, 8/1/22		$490,000	$493,675
Alliant Holdings Intermediate, LLC 144A
sr. unsec. notes 8.25%, 8/1/23		275,000	288,750
Ally Financial, Inc. company guaranty sr. unsec.
notes 8.00%, 11/1/31		990,000	1,287,000
Ally Financial, Inc. sub. unsec. notes 5.75%,
11/20/25		540,000	588,600
American International Group, Inc. jr. unsec.
sub. FRB 8.175%, 5/15/58		360,000	489,600
Banco Bilbao Vizcaya Argentaria SA jr. unsec.
sub. FRB 9.00%, perpetual maturity (Spain)		200,000	204,500
Bank of America Corp. jr. unsec. sub. FRN
Ser. AA, 6.10%, perpetual maturity		215,000	235,963
Bank of America Corp. jr. unsec. sub. FRN Ser. Z,
6.50%, perpetual maturity		270,000	306,788
CIT Group, Inc. sr. unsec. sub. notes 5.00%,
8/1/23		815,000	868,994
CIT Group, Inc. sr. unsec. unsub. notes 5.00%,
8/15/22		220,000	233,200
CNG Holdings, Inc. 144A sr. notes 9.375%, 5/15/20		595,000	577,150
CNO Financial Group, Inc. sr. unsec.
unsub. notes 5.25%, 5/30/25		440,000	464,200
Credit Acceptance Corp. company
guaranty sr. unsec. notes 7.375%, 3/15/23		265,000	277,588
Credit Acceptance Corp. company
guaranty sr. unsec. notes 6.125%, 2/15/21		65,000	65,650
Credit Suisse Group AG 144A jr. unsec. sub. FRN
6.25%, perpetual maturity (Switzerland)		500,000	541,875
Dresdner Funding Trust I 144A jr. unsec.
sub. notes 8.151%, 6/30/31		510,000	675,560
ESH Hospitality, Inc. 144A company
guaranty sr. unsec. notes 5.25%, 5/1/25 R		545,000	550,450
Freedom Mortgage Corp. 144A sr. unsec.
notes 8.125%, 11/15/24		455,000	463,531
goeasy, Ltd. 144A company guaranty sr. unsec.
notes 7.875%, 11/1/22 (Canada)		280,000	292,250
Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A
sr. unsec. sub. notes 8.125%, 7/15/19 ‡‡		130,000	130,163
Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 6.75%, 2/1/24		300,000	308,250
Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 6.25%, 2/1/22		290,000	296,525
Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 5.875%, 2/1/22		235,000	237,938
Intelsat Connect Finance SA 144A company
guaranty sr. unsec. sub. notes 12.50%, 4/1/22
(Luxembourg)		25,000	21,875
iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R		185,000	191,475
iStar, Inc. sr. unsec. unsub. notes 5.25%,
9/15/22 R		165,000	166,031
Liberty Mutual Group, Inc. 144A company
guaranty jr. unsec. sub. bonds 7.80%, 3/15/37		150,000	190,950
Lloyds Bank PLC jr. unsec. sub. FRN
Ser. EMTN, 13.00%, perpetual maturity
(United Kingdom)	GBP	115,000	291,313
Lloyds Banking Group PLC jr. unsec. sub. FRB
7.50%, perpetual maturity (United Kingdom)		$328,000	371,870

Putnam VT High Yield Fund	9

CORPORATE BONDS
AND NOTES (86.8%)* cont.	Principal amount	Value

Financials cont.
LPL Holdings, Inc. 144A company
guaranty sr. unsec. notes 5.75%, 9/15/25	$630,000	$641,025
MGM Growth Properties Operating Partnership
LP/MGP Finance Co-Issuer, Inc. company
guaranty sr. unsec. notes 5.625%, 5/1/24 R	205,000	218,325
MGM Growth Properties Operating Partnership
LP/MGP Finance Co-Issuer, Inc. 144A sr. unsec.
bonds 4.50%, 1/15/28 R	150,000	147,000
OneMain Financial Holdings, LLC 144A company
guaranty sr. unsec. sub. notes 6.75%, 12/15/19	235,000	242,802
OneMain Financial Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 7.25%, 12/15/21	235,000	243,813
Provident Funding Associates LP/PFG Finance Corp.
144A sr. unsec. notes 6.375%, 6/15/25	505,000	530,250
Royal Bank of Scotland Group PLC jr. unsec.
sub. FRB 7.648%, perpetual maturity
(United Kingdom)	675,000	880,875
Springleaf Finance Corp. company
guaranty sr. unsec. unsub. notes 8.25%, 12/15/20	175,000	192,500
Springleaf Finance Corp. company
guaranty sr. unsec. unsub. notes 6.125%, 5/15/22	300,000	311,250
Starwood Property Trust, Inc. 144A sr. unsec.
notes 4.75%, 3/15/25 R	420,000	415,800
Stearns Holdings, Inc. 144A company
guaranty sr. notes 9.375%, 8/15/20	557,000	579,280
TMX Finance, LLC/TitleMax Finance Corp. 144A
company guaranty sr. notes 8.50%, 9/15/18	415,000	379,725
USIS Merger Sub, Inc. 144A sr. unsec.
notes 6.875%, 5/1/25	430,000	434,300
VICI Properties 1, LLC/VICI FC, Inc. company
guaranty notes 8.00%, 10/15/23	21,886	24,453
		16,353,112
Forest products and packaging (2.8%)
Boise Cascade Co. 144A company
guaranty sr. unsec. notes 5.625%, 9/1/24	895,000	944,225
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	480,000	499,200
BWAY Holding Co. 144A sr. unsec. notes 7.25%,
4/15/25	1,055,000	1,089,288
Coveris Holdings SA 144A company
guaranty sr. unsec. notes 7.875%, 11/1/19
(Luxembourg)	305,000	304,238
Flex Acquisition Co., Inc. 144A sr. unsec.
notes 6.875%, 1/15/25	515,000	533,334
Louisiana-Pacific Corp. company
guaranty sr. unsec. unsub. notes 4.875%, 9/15/24	835,000	862,138
Mercer International, Inc. company guaranty
sr. unsec. notes 7.75%, 12/1/22 (Canada)	164,000	173,840
Mercer International, Inc. sr. unsec.
notes 6.50%, 2/1/24 (Canada)	505,000	536,563
Mercer International, Inc. 144A sr. unsec.
notes 5.50%, 1/15/26 (Canada)	250,000	253,750
Norbord, Inc. 144A company
guaranty sr. notes 6.25%, 4/15/23 (Canada)	65,000	70,255
Pactiv, LLC sr. unsec. unsub. bonds 8.375%, 4/15/27	65,000	74,425
Smurfit Kappa Treasury Funding, Ltd. company
guaranty sr. unsec. unsub. notes 7.50%, 11/20/25
(Ireland)	645,000	776,419
		6,117,675

CORPORATE BONDS
AND NOTES (86.8%)* cont.	Principal amount		Value

Gaming and lottery (3.5%)
Boyd Gaming Corp. company guaranty sr. unsec.
sub. notes 6.875%, 5/15/23		$340,000	$360,400
Boyd Gaming Corp. company guaranty sr. unsec.
unsub. notes 6.375%, 4/1/26		170,000	183,175
Eldorado Resorts, Inc. company
guaranty sr. unsec. unsub. notes 7.00%, 8/1/23		580,000	619,875
Great Canadian Gaming Corp. 144A company
guaranty sr. unsec. notes 6.625%, 7/25/22
(Canada)	CAD	740,000	609,786
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp.
144A company guaranty notes 10.25%, 11/15/22		$940,000	1,026,950
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp.
144A company guaranty sr. notes 6.75%, 11/15/21		1,000,000	1,052,500
Jacobs Entertainment, Inc. 144A notes 7.875%,
2/1/24		170,000	181,900
Penn National Gaming, Inc. 144A sr. unsec.
notes 5.625%, 1/15/27		340,000	352,750
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh
Finance Corp. 144A sr. notes 6.125%, 8/15/21		790,000	784,075
Scientific Games International, Inc. company
guaranty sr. unsec. notes 10.00%, 12/1/22		1,390,000	1,525,525
Scientific Games International, Inc. 144A company
guaranty sr. notes 7.00%, 1/1/22		510,000	537,413
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.
144A company guaranty sr. unsec.
sub. notes 5.25%, 5/15/27		370,000	375,088
			7,609,437
Health care (6.9%)
Air Medical Merger Sub Corp. 144A sr. unsec.
notes 6.375%, 5/15/23		680,000	651,100
AMAG Pharmaceuticals, Inc. 144A company
guaranty sr. unsec. notes 7.875%, 9/1/23		325,000	316,469
ASP AMC Merger Sub, Inc. 144A sr. unsec.
notes 8.00%, 5/15/25		585,000	561,600
BioScrip, Inc. company guaranty sr. unsec.
notes 8.875%, 2/15/21		240,000	217,200
Centene Corp. sr. unsec. unsub. notes 6.125%,
2/15/24		500,000	528,750
Centene Corp. sr. unsec. unsub. notes 4.75%,
1/15/25		135,000	137,363
Centene Corp. sr. unsec. unsub. notes 4.75%,
5/15/22		350,000	363,125
CHS/Community Health Systems, Inc. company
guaranty sr. notes 6.25%, 3/31/23		415,000	373,500
CHS/Community Health Systems, Inc. company
guaranty sr. unsec. notes 6.875%, 2/1/22		1,145,000	658,375
CHS/Community Health Systems, Inc. company
guaranty sr. unsec. unsub. notes 7.125%, 7/15/20		360,000	269,100
Concordia International Corp. 144A company
guaranty sr. unsec. notes 7.00%, 4/15/23
(Canada) (In default) †		540,000	47,250
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A
company guaranty sr. unsec. unsub. notes 6.00%,
7/15/23 (Ireland)		810,000	631,800
Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 5.375%, 1/15/23		250,000	195,000
Halyard Health, Inc. company guaranty sr. unsec.
unsub. notes 6.25%, 10/15/22		50,000	51,750
HCA, Inc. company guaranty sr. bonds 5.25%,
6/15/26		470,000	498,200
HCA, Inc. company guaranty sr. notes 6.50%,
2/15/20		825,000	878,625

10	Putnam VT High Yield Fund

CORPORATE BONDS
AND NOTES (86.8%)* cont.	Principal amount	Value

Health care cont.
HCA, Inc. company guaranty sr. sub. bonds
5.50%, 6/15/47	$765,000	$763,088
HCA, Inc. company guaranty sr. unsec.
unsub. notes 7.50%, 2/15/22	210,000	235,725
Jaguar Holding Co. II/Pharmaceutical Product
Development, LLC 144A company
guaranty sr. unsec. notes 6.375%, 8/1/23	490,000	494,900
Kinetic Concepts, Inc./KCI USA, Inc. 144A company
guaranty sub. notes 12.50%, 11/1/21	370,000	415,325
Mallinckrodt International Finance
SA/Mallinckrodt CB, LLC 144A company
guaranty sr. unsec. unsub. notes 5.50%, 4/15/25
(Luxembourg)	345,000	282,038
Molina Healthcare, Inc. company
guaranty sr. unsec. notes 5.375%, 11/15/22	350,000	364,875
Molina Healthcare, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 6/15/25	90,000	89,775
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical
Diagnostics SA 144A sr. unsec. notes 6.625%,
5/15/22	815,000	819,075
Service Corp International sr. unsec.
notes 4.625%, 12/15/27	125,000	126,828
Service Corp. International/US sr. unsec.
notes 5.375%, 1/15/22	540,000	552,825
Service Corp. International/US sr. unsec.
unsub. notes 5.375%, 5/15/24	370,000	389,888
Sterigenics-Nordion Holdings, LLC 144A sr. unsec.
notes 6.50%, 5/15/23	310,000	323,175
Tenet Healthcare Corp. company
guaranty sr. sub. notes 6.00%, 10/1/20	715,000	755,970
Tenet Healthcare Corp. sr. unsec. notes 8.125%,
4/1/22	245,000	249,288
Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. notes 5.50%, 11/1/25	120,000	122,100
Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 9.00%,
12/15/25	320,000	333,504
Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 6.125%,
4/15/25	835,000	764,025
Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 5.875%,
5/15/23	480,000	445,200
Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 5.50%, 3/1/23	265,000	242,475
Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 5.375%,
3/15/20	135,000	135,169
Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsub. notes 7.00%, 3/15/24	500,000	535,000
Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsub. notes 6.50%, 3/15/22	165,000	173,250
WellCare Health Plans, Inc. sr. unsec.
notes 5.25%, 4/1/25	220,000	232,100
		15,224,805
Homebuilding (1.8%)
Brookfield Residential Properties, Inc. 144A
company guaranty sr. unsec. notes 6.50%,
12/15/20 (Canada)	645,000	657,900
Brookfield Residential
Properties, Inc./Brookfield Residential US Corp.
144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	250,000	261,250

CORPORATE BONDS
AND NOTES (86.8%)* cont.	Principal amount	Value

Homebuilding cont.
CalAtlantic Group, Inc. company
guaranty sr. unsec. sub. notes 5.875%, 11/15/24	$285,000	$316,792
Howard Hughes Corp. (The) 144A sr. unsec.
notes 5.375%, 3/15/25	745,000	763,625
Lennar Corp. company guaranty sr. unsec.
unsub. notes 4.75%, 4/1/21	70,000	72,800
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	120,000	126,900
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)	300,000	315,375
PulteGroup, Inc. company guaranty sr. unsec.
unsub. notes 7.875%, 6/15/32	720,000	903,600
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.
company guaranty sr. unsec. unsub. notes 5.875%,
6/15/24	405,000	432,338
		3,850,580
Lodging/Tourism (1.6%)
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A
company guaranty sr. unsec. notes 5.25%, 10/15/25	615,000	619,613
Diamond Resorts International, Inc. 144A
sr. notes 7.75%, 9/1/23	755,000	819,100
Diamond Resorts International, Inc. 144A
sr. unsec. notes 10.75%, 9/1/24	545,000	583,831
Hilton Worldwide Finance, LLC/Hilton Worldwide
Finance Corp. company guaranty sr. unsec.
notes 4.875%, 4/1/27	535,000	559,744
MGM Resorts International company
guaranty sr. unsec. unsub. notes 8.625%, 2/1/19	95,000	100,700
MGM Resorts International company
guaranty sr. unsec. unsub. notes 6.625%, 12/15/21	125,000	137,031
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse
HSP Gaming Finance Corp. 144A company
guaranty sr. unsub. notes 5.875%, 5/15/25	370,000	351,500
Wyndham Worldwide Corp. sr. unsec.
unsub. bonds 4.50%, 4/1/27	290,000	294,688
		3,466,207
Media (0.5%)
Nielsen Co. Luxembourg SARL (The) 144A company
guaranty sr. unsec. notes 5.00%, 2/1/25
(Luxembourg)	270,000	280,125
Nielsen Finance, LLC/Nielsen Finance Co. 144A
company guaranty sr. unsec. sub. notes 5.00%,
4/15/22	345,000	354,919
WMG Acquisition Corp. 144A company guaranty
sr. notes 5.00%, 8/1/23	390,000	403,650
		1,038,694
Metals (4.2%)
AK Steel Corp. company guaranty sr. unsec.
notes 6.375%, 10/15/25	225,000	222,750
Allegheny Technologies, Inc. sr. unsec.
unsub. notes 7.875%, 8/15/23	70,000	75,643
Allegheny Technologies, Inc. sr. unsec.
unsub. notes 5.95%, 1/15/21	200,000	204,000
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%,
6/1/25 (France)	375,000	430,313
ArcelorMittal SA sr. unsec. unsub. notes 7.50%,
10/15/39 (France)	475,000	608,000
Big River Steel, LLC/BRS Finance Corp. 144A
company guaranty sr. notes 7.25%, 9/1/25	605,000	639,788
Constellium NV 144A company guaranty sr. unsec.
notes 5.875%, 2/15/26 (Netherlands)	250,000	254,688
Constellium NV 144A company guaranty sr. unsec.
notes 5.75%, 5/15/24 (Netherlands)	315,000	321,300

Putnam VT High Yield Fund	11

CORPORATE BONDS
AND NOTES (86.8%)* cont.	Principal amount	Value

Metals cont.
Constellium NV 144A sr. unsec. notes 6.625%,
3/1/25 (Netherlands)	$250,000	$262,813
First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 7.50%, 4/1/25 (Canada)	380,000	413,250
First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 7.25%, 4/1/23 (Canada)	270,000	288,900
First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 7.25%, 5/15/22
(Canada)	490,000	513,667
Freeport-McMoRan, Inc. company
guaranty sr. unsec. notes 6.875%, 2/15/23
(Indonesia)	495,000	539,550
Freeport-McMoRan, Inc. company
guaranty sr. unsec. sub. notes 6.75%, 2/1/22
(Indonesia)	85,000	87,975
Joseph T Ryerson & Son, Inc. 144A
sr. notes 11.00%, 5/15/22	225,000	251,719
New Gold, Inc. 144A company guaranty sr. unsec.
unsub. notes 6.25%, 11/15/22 (Canada)	365,000	376,863
New Gold, Inc. 144A sr. unsec. notes 6.375%,
5/15/25 (Canada)	125,000	131,719
Northwest Acquisitions ULC/Dominion Finco, Inc.
144A notes 7.125%, 11/1/22	175,000	180,688
Novelis Corp. 144A company guaranty sr. unsec.
bonds 5.875%, 9/30/26	450,000	459,000
Novelis Corp. 144A company guaranty sr. unsec.
notes 6.25%, 8/15/24	365,000	380,513
Park-Ohio Industries, Inc. company
guaranty sr. unsec. notes 6.625%, 4/15/27	500,000	538,750
Steel Dynamics, Inc. company guaranty sr. unsec.
notes 5.00%, 12/15/26	160,000	169,200
Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 5.50%, 10/1/24	265,000	281,563
Steel Dynamics, Inc. 144A company
guaranty sr. unsec. notes 4.125%, 9/15/25	125,000	125,469
Teck Resources, Ltd. company guaranty sr. unsec.
unsub. notes 4.75%, 1/15/22 (Canada)	100,000	104,380
Teck Resources, Ltd. company guaranty sr. unsec.
unsub. notes 3.75%, 2/1/23 (Canada)	170,000	170,425
Teck Resources, Ltd. 144A company
guaranty sr. unsec. notes 8.50%, 6/1/24 (Canada)	70,000	79,100
TMS International Corp. 144A sr. unsec.
notes 7.25%, 8/15/25	515,000	538,175
Zekelman Industries, Inc. 144A company
guaranty sr. notes 9.875%, 6/15/23	500,000	562,500
		9,212,701
Oil and gas (10.5%)
Alta Mesa Holdings LP/Alta Mesa Finance
Services Corp. company guaranty sr. unsec.
notes 7.875%, 12/15/24	685,000	750,931
Antero Resources Corp. company
guaranty sr. unsec. notes 5.625%, 6/1/23	185,000	192,400
Antero Resources Corp. company
guaranty sr. unsec. sub. notes 5.375%, 11/1/21	190,000	194,750
Antero Resources Corp. company
guaranty sr. unsec. sub. notes 5.125%, 12/1/22	275,000	280,500
Ascent Resources Utica Holdings, LLC/ARU
Finance Corp. 144A sr. unsec. notes 10.00%, 4/1/22	245,000	262,763
Baytex Energy Corp. 144A company guaranty
sr. unsec. sub. notes 5.125%, 6/1/21 (Canada)	155,000	147,638
California Resources Corp. company
guaranty sr. unsec. sub. notes 5.00%, 1/15/20	315,000	291,375

CORPORATE BONDS
AND NOTES (86.8%)* cont.	Principal amount	Value

Oil and gas cont.
California Resources Corp. 144A company
guaranty notes 8.00%, 12/15/22	$221,000	$182,325
Cenovus Energy, Inc. sr. unsec. bonds 6.75%,
11/15/39 (Canada)	310,000	370,063
Cheniere Corpus Christi Holdings, LLC company
guaranty sr. notes 5.875%, 3/31/25	870,000	942,863
Cheniere Corpus Christi Holdings, LLC company
guaranty sr. notes 5.125%, 6/30/27	370,000	382,728
Chesapeake Energy Corp. company
guaranty sr. unsec. notes 5.75%, 3/15/23	295,000	272,875
Chesapeake Energy Corp. 144A company
guaranty notes 8.00%, 12/15/22	238,000	256,743
Chesapeake Energy Corp. 144A company
guaranty sr. unsec. bonds 8.00%, 6/15/27	155,000	148,800
Chesapeake Energy Corp. 144A company
guaranty sr. unsec. notes 8.00%, 1/15/25	440,000	444,400
Continental Resources, Inc. company
guaranty sr. unsec. bonds 4.90%, 6/1/44	560,000	534,800
Continental Resources, Inc. company
guaranty sr. unsec. notes 3.80%, 6/1/24	220,000	217,525
Continental Resources, Inc. company
guaranty sr. unsec. sub. notes 5.00%, 9/15/22	100,000	101,500
Continental Resources, Inc. company
guaranty sr. unsec. unsub. notes 4.50%, 4/15/23	395,000	402,900
Covey Park Energy, LLC/Covey Park Finance Corp.
144A company guaranty sr. unsec. notes 7.50%,
5/15/25	585,000	609,687
CrownRock LP/CrownRock Finance, Inc. 144A
sr. unsec. notes 5.625%, 10/15/25	405,000	407,025
Denbury Resources, Inc. company
guaranty sr. unsec. sub. notes 6.375%, 8/15/21	295,000	222,725
Denbury Resources, Inc. 144A company
guaranty notes 9.00%, 5/15/21	359,000	366,629
Diamondback Energy, Inc. company
guaranty sr. unsec. unsub. notes 5.375%, 5/31/25	735,000	756,131
Diamondback Energy, Inc. company
guaranty sr. unsec. unsub. notes 4.75%, 11/1/24	195,000	195,731
Endeavor Energy Resources LP/EER Finance, Inc.
144A sr. unsec. bonds 5.75%, 1/30/28	595,000	611,363
Endeavor Energy Resources LP/EER Finance, Inc.
144A sr. unsec. notes 5.50%, 1/30/26	205,000	208,588
Energy Transfer Partners LP jr. unsec. sub. FRB
Ser. B, 6.625%, perpetual maturity	965,000	937,256
EP Energy, LLC/Everest Acquisition Finance, Inc.
company guaranty sr. unsec. sub. notes 9.375%,
5/1/20	605,000	511,225
EP Energy, LLC/Everest Acquisition Finance, Inc.
144A company guaranty notes 8.00%, 2/15/25	265,000	193,450
EP Energy, LLC/Everest Acquisition Finance, Inc.
144A company guaranty sr. notes 8.00%, 11/29/24	155,000	160,038
Hess Infrastructure Partners LP/Hess
Infrastructure Partners Finance Corp. 144A
sr. unsec. notes 5.625%, 2/15/26	430,000	443,975
Holly Energy Partners LP/Holly Energy
Finance Corp. 144A company guaranty sr. unsec.
notes 6.00%, 8/1/24	515,000	537,531
Jonah Energy, LLC/Jonah Energy Finance Corp. 144A
company guaranty sr. unsec. notes 7.25%,
10/15/25	760,000	765,700
MEG Energy Corp. 144A company guaranty sr. unsec.
notes 7.00%, 3/31/24 (Canada)	80,000	67,500

12	Putnam VT High Yield Fund

CORPORATE BONDS
AND NOTES (86.8%)* cont.	Principal amount	Value

Oil and gas cont.
MEG Energy Corp. 144A company guaranty
sr. unsec. notes 6.375%, 1/30/23 (Canada)	$140,000	$119,000
MEG Energy Corp. 144A notes 6.50%, 1/15/25
(Canada)	330,000	325,875
Newfield Exploration Co. sr. unsec.
unsub. notes 5.75%, 1/30/22	615,000	658,050
Newfield Exploration Co. sr. unsec.
unsub. notes 5.375%, 1/1/26	420,000	444,150
Noble Holding International, Ltd. company
guaranty sr. unsec. unsub. notes 7.75%, 1/15/24	470,000	404,200
Oasis Petroleum, Inc. company guaranty sr. unsec.
sub. notes 6.875%, 1/15/23	410,000	419,225
Oasis Petroleum, Inc. company guaranty sr. unsec.
unsub. notes 6.875%, 3/15/22	110,000	112,888
Precision Drilling Corp. company guaranty
sr. unsec. notes 7.75%, 12/15/23 (Canada)	430,000	451,500
Precision Drilling Corp. company guaranty
sr. unsec. notes 5.25%, 11/15/24 (Canada)	15,000	14,138
QEP Resources, Inc. sr. unsec. notes 5.625%, 3/1/26	350,000	354,813
Range Resources Corp. company guaranty sr. unsec.
notes 5.00%, 3/15/23	95,000	94,525
Range Resources Corp. company guaranty sr. unsec.
sub. notes 5.75%, 6/1/21	540,000	560,250
Rose Rock Midstream LP/Rose Rock Finance Corp.
company guaranty sr. unsec. sub. notes 5.625%,
11/15/23	270,000	263,250
SemGroup Corp. 144A company guaranty sr. unsec.
notes 6.375%, 3/15/25	335,000	329,975
Seven Generations Energy, Ltd. 144A company
guaranty sr. unsec. notes 5.375%, 9/30/25
(Canada)	300,000	301,875
Seven Generations Energy, Ltd. 144A sr. unsec.
bonds 6.75%, 5/1/23 (Canada)	225,000	238,781
Shelf Drilling Holdings, Ltd. 144A company
guaranty notes 9.50%, 11/2/20	350,000	356,563
SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	565,000	572,063
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	380,000	366,463
SM Energy Co. sr. unsec. unsub. notes 6.75%,
9/15/26	20,000	20,600
SM Energy Co. sr. unsec. unsub. notes 6.125%,
11/15/22	15,000	15,281
Tallgrass Energy Partners LP/Tallgrass Energy
Finance Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 1/15/28	310,000	313,782
Targa Resources Partners LP/Targa Resources
Partners Finance Corp. company
guaranty sr. unsec. notes 5.375%, 2/1/27	290,000	297,613
Targa Resources Partners LP/Targa Resources
Partners Finance Corp. company
guaranty sr. unsec. notes 5.125%, 2/1/25	145,000	148,444
Targa Resources Partners LP/Targa Resources
Partners Finance Corp. 144A company
guaranty sr. unsec. unsub. bonds 5.00%, 1/15/28	820,000	817,950
Whiting Petroleum Corp. company
guaranty sr. unsec. unsub. notes 5.00%, 3/15/19	75,000	76,913
Whiting Petroleum Corp. 144A sr. unsec.
notes 6.625%, 1/15/26	240,000	244,800
Williams Cos., Inc. (The) sr. unsec.
unsub. notes 8.75%, 3/15/32	195,000	257,400
Williams Cos., Inc. (The) sr. unsec.
unsub. notes 7.75%, 6/15/31	200,000	246,500

CORPORATE BONDS
AND NOTES (86.8%)* cont.	Principal amount	Value

Oil and gas cont.
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	$330,000	$374,550
WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	472,000	510,940
		23,084,790
Retail (1.4%)
Bon-Ton Department Stores, Inc. (The) company
guaranty notes 8.00%, 6/15/21 (In default) †	505,000	142,663
Jo-Ann Stores Holdings, Inc. 144A sr. unsec.
notes 9.75%, 10/15/19 ‡‡	500,000	490,000
Neiman Marcus Group, LLC (The) company
guaranty sr. notes 7.125%, 6/1/28	475,000	289,750
Neiman Marcus Group, Ltd. 144A company
guaranty sr. unsec. sub. Notes 9.5%, 10/15/21 ‡‡	314,250	168,061
Neiman Marcus Group, Ltd. 144A company
guaranty sr. unsec. sub. notes 8.00%, 10/15/21	820,000	471,664
Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5.75%, 10/1/22	395,000	407,344
Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5.50%, 5/15/26	175,000	177,573
Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5.375%, 12/1/24	450,000	456,750
PetSmart, Inc. 144A sr. unsec. notes 7.125%,
3/15/23	170,000	100,725
Wolverine World Wide, Inc. 144A company
guaranty sr. unsec. bonds 5.00%, 9/1/26	325,000	324,188
		3,028,718
Technology (4.7%)
Avaya, Inc. 144A escrow notes 7.00%, 4/1/19	1,150,000	—
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A company guaranty sr. unsec. notes 7.125%,
6/15/24	1,410,000	1,543,759
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A sr. notes 5.45%, 6/15/23	400,000	432,256
First Data Corp. 144A company guaranty sr. unsec.
unsub. notes 7.00%, 12/1/23	340,000	359,550
First Data Corp. 144A notes 5.75%, 1/15/24	760,000	786,600
First Data Corp. 144A sr. notes 5.375%, 8/15/23	375,000	390,338
Inception Merger Sub, Inc./Rackspace
Hosting, Inc. 144A sr. unsec. notes 8.625%,
11/15/24	1,105,000	1,179,588
Infor Software Parent, LLC/Infor Software
Parent, Inc. 144A company guaranty sr. unsec.
notes 7.125%, 5/1/21 ‡‡	790,000	807,775
Infor US, Inc. company guaranty sr. unsec.
notes 6.50%, 5/15/22	600,000	621,000
Iron Mountain, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 9/15/27 R	675,000	676,688
Micron Technology, Inc. 144A sr. unsec.
unsub. notes 5.25%, 1/15/24	265,000	275,269
Plantronics, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 5/31/23	760,000	789,450
Solera, LLC/Solera Finance, Inc. 144A
sr. unsec. notes 10.50%, 3/1/24	1,140,000	1,282,428
Tempo Acquisition, LLC/Tempo Acquisition
Finance Corp. 144A sr. unsec. notes 6.75%,
6/1/25	560,000	565,600
TTM Technologies, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 10/1/25	495,000	507,375
		10,217,676
Textiles (0.2%)
Hanesbrands, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.625%, 5/15/24	325,000	331,500
		331,500

Putnam VT High Yield Fund	13

CORPORATE BONDS
AND NOTES (86.8%)* cont.	Principal amount	Value

Tire and rubber (0.3%)
American Tire Distributors, Inc. 144A sr. unsec.
sub. notes 10.25%, 3/1/22	$730,000	$751,900
		751,900
Transportation (0.3%)
Watco Cos., LLC/Watco Finance Corp. 144A company
guaranty sr. unsec. notes 6.375%, 4/1/23	655,000	677,925
		677,925
Utilities and power (3.2%)
AES Corp./Virginia (The) sr. unsec. notes 5.50%,
4/15/25	520,000	546,000
AES Corp./Virginia (The) sr. unsec. notes 4.875%,
5/15/23	255,000	260,419
AES Corp./Virginia (The) sr. unsec.
unsub. bonds 5.125%, 9/1/27	180,000	189,000
AES Corp./Virginia (The) sr. unsec.
unsub. notes 7.375%, 7/1/21	655,000	733,600
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	685,000	647,325
Calpine Corp. 144A company guaranty
sr. notes 5.25%, 6/1/26	250,000	245,003
Calpine Corp. 144A company
guaranty sr. sub. notes 5.875%, 1/15/24	145,000	148,988
Colorado Interstate Gas Co., LLC company
guaranty sr. unsec. notes 6.85%, 6/15/37	445,000	499,567
Dynegy, Inc. company guaranty sr. unsec.
notes 7.375%, 11/1/22	560,000	590,800
Dynegy, Inc. company guaranty sr. unsec.
unsub. notes 7.625%, 11/1/24	330,000	353,925
Dynegy, Inc. 144A company guaranty sr. unsec.
notes 8.125%, 1/30/26	225,000	245,813
Energy Transfer Equity LP sr. sub. notes 5.875%,
1/15/24	295,000	310,488
Energy Transfer Equity LP sr. sub. notes 5.50%,
6/1/27	180,000	183,600
GenOn Americas Generation, LLC sr. unsec.
notes 9.125%, 5/1/31 (In default) †	215,000	205,863
GenOn Americas Generation, LLC sr. unsec.
notes 8.50%, 10/1/21 (In default) †	265,000	255,063
GenOn Energy, Inc. sr. unsec. sub. notes 9.875%,
10/15/20 (In default) †	160,000	126,400
NRG Energy, Inc. company guaranty sr. unsec.
notes 7.25%, 5/15/26	375,000	408,281
NRG Energy, Inc. company guaranty sr. unsec.
notes 6.625%, 1/15/27	555,000	586,913
NRG Energy, Inc. 144A company guaranty sr. unsec.
bonds 5.75%, 1/15/28	155,000	156,356
Southern Star Central Corp. 144A sr. unsec.
notes 5.125%, 7/15/22	255,000	264,563
Texas Competitive Electric Holdings Co., LLC/TCEH
Finance, Inc. escrow company
guaranty sr. notes 11.50%, 10/1/20	415,000	3,113
		6,961,080

Total corporate bonds and notes (cost $188,059,148)		$190,659,870

SENIOR LOANS (4.7%)*[c]	Principal amount	Value

Academy, Ltd. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 4.00%, 5.546%, 7/2/22	$291,745	$227,561
Air Methods Corp. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.50%, 5.193%, 4/21/24	245,860	245,399
Asurion, LLC bank term loan FRN BBA LIBOR USD
3 Month + 6.00%, 7.30%, 8/4/25	440,000	451,917

SENIOR LOANS (4.7%)*[c] cont.	Principal amount	Value

Avaya, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 4.75%, 6.227%, 11/9/24	$735,000	$722,444
Brand Industrial Services, Inc. bank term loan
FRN BBA LIBOR USD 3 Month + 4.25%, 5.615%,
6/21/24	746,250	748,427
California Resources Corp. bank term loan FRN BBA
LIBOR USD 3 Month + 4.75%, 6.241%, 11/17/22	440,000	441,100
CCC Information Services, Inc. bank term loan FRN
BBA LIBOR USD 3 Month + 6.75%, 8.319%, 3/30/25	195,000	199,062
Chesapeake Energy Corp. bank term loan FRN BBA
LIBOR USD 3 Month + 7.50%, 8.954%, 8/23/21	780,000	828,750
CPG International, Inc. bank term loan FRN BBA
LIBOR USD 3 Month + 3.75%, 5.593%, 5/5/24	195,354	196,209
Del Monte Foods, Inc. bank term loan FRN BBA
LIBOR USD 3 Month + 7.25%, 9.064%, 8/18/21	380,000	176,700
Forterra Finance, LLC bank term loan FRN BBA
LIBOR USD 3 Month + 3.00%, 4.569%, 10/25/23	254,029	236,973
FTS International, Inc. bank term loan FRN
Ser. B, BBA LIBOR USD 3 Month + 4.75%, 6.319%,
4/16/21	700,000	682,938
Getty Images, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.50%, 4.75%, 10/18/19	244,682	221,437
iHeartCommunications, Inc. bank term loan FRN
Ser. D, BBA LIBOR USD 3 Month + 6.75%, 8.443%,
1/30/19	639,000	479,782
J. Crew Group, Inc. bank term loan FRN BBA LIBOR
USD 3 Month + 3.22%, 4.49%, 3/5/21	247,098	147,229
KCA Deutag US Finance, LLC bank term loan FRN BBA
LIBOR USD 3 Month + 5.25%, 7.196%, 5/16/20	304,651	297,035
Kronos, Inc./MA bank term loan FRN BBA LIBOR USD
3 Month + 8.25%, 9.627%, 11/1/24	310,000	321,315
MEG Energy Corp. bank term loan FRN BBA LIBOR USD
3 Month + 3.50%, 5.20%, 12/31/23	84,113	84,139
Navistar, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.50%, 4.90%, 11/6/24	975,000	978,656
New Arclin US Holding Corp. bank term loan FRN
BBA LIBOR USD 3 Month + 8.75%, 10.443%, 2/14/25	100,000	100,875
PetSmart, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.00%, 4.57%, 3/10/22	169,133	135,306
Revlon Consumer Products Corp. bank term loan FRN
Ser. B, BBA LIBOR USD 3 Month + 3.50%, 5.069%,
9/7/23	777,083	578,927
Robertshaw Holdings Corp. bank term loan FRN BBA
LIBOR USD 3 Month + 9.00%, 10.50%, 2/4/25	115,000	114,138
Robertshaw Holdings Corp. bank term loan FRN BBA
LIBOR USD 3 Month + 4.50%, 6.125%, 8/10/24	194,513	195,728
Solenis International LP bank term loan FRN BBA
LIBOR USD 3 Month + 6.75%, 8.229%, 7/31/22	415,000	398,400
Talbots, Inc. (The) bank term loan FRN BBA LIBOR
USD 3 Month + 8.50%, 10.069%, 3/19/21	214,874	208,428
Talbots, Inc. (The) bank term loan FRN BBA LIBOR
USD 3 Month + 4.50%, 6.069%, 3/19/20	338,316	327,039
Traverse Midstream Partners, LLC bank term loan
FRN Ser. B, BBA LIBOR USD 3 Month + 4.00%,
5.85%, 9/27/24	250,000	253,250
VGD Merger Sub, LLC bank term loan FRN BBA LIBOR
USD 3 Month + 7.50%, 9.052%, 8/18/24	250,000	253,500
Total senior loans (cost $10,840,541)		$10,252,664

COMMON STOCKS (2.3%)*	Shares	Value

ACC Claims Holdings, LLC Class A (Units) F	990,365	$5,942
Ally Financial, Inc.	23,420	682,927
Avaya Holdings Corp. †	38,305	672,253

14	Putnam VT High Yield Fund

COMMON STOCKS (2.3%)* cont.			Shares	Value

Berry Plastics Group, Inc. †			6,125	$359,354
Caesars Entertainment Corp. †			5,816	73,572
Charter Communications, Inc. Class A †			1,030	346,039
CHC Group, LLC (acquired 3/23/17,
cost $32,379) (Cayman Islands) † ∆∆			2,233	17,864
CIT Group, Inc.			9,745	479,746
Eldorado Resorts, Inc. †			8,905	295,201
Gaming and Leisure Properties, Inc. R			12,258	453,546
Halcon Resources Corp. †			31,415	237,812
Keane Group, Inc. †			23,708	450,689
Live Nation Entertainment, Inc. †			3,790	161,340
Milagro Oil & Gas, Inc. (Units) F			281	22,761
Nine Point Energy			5,557	76,464
SandRidge Energy, Inc. †			11,676	246,013
Seven Generations Energy, Ltd. Class A (Canada) †			12,595	178,154
T-Mobile US, Inc. †			3,499	222,221
Tervita Corp. Class A (Canada)			748	5,802
Texas Competitive Electric Holdings Co., LLC/TCEH
Finance, Inc. (Rights)			36,615	29,292
Tribune Media Co. Class 1C F			93,841	23,460
Vantage Drilling International (Units) †			395	75,050
Total common stocks (cost $4,773,079)				$5,115,502

CONVERTIBLE PREFERRED STOCKS (1.0%)*			Shares	Value

Allergan PLC Ser. A, 5.50% cv. pfd.			636	$371,663
American Tower Corp. $5.50 cv. pfd. R			3,415	429,863
Belden, Inc. $6.75 cv. pfd.			1,775	182,310
Crown Castle International Corp. Ser. A,
6.875% cv. pfd.			416	469,581
EPR Properties Ser. C, $1.438 cv. pfd. R			13,177	354,750
iStar, Inc. Ser. J, $2.25 cv. pfd. R			4,862	234,008
Nine Point Energy 6.75% cv. pfd.			144	149,056
Total convertible preferred stocks (cost $2,250,191)				$2,191,231

CONVERTIBLE BONDS AND NOTES (0.7%)*		Principal amount		Value

CHC Group, LLC/CHC Finance Ltd. cv. notes
Ser. AI, zero %, 10/1/20 (acquired 2/2/17,
cost $79,504) (Cayman Islands) ∆∆			$114,839	$151,587
DISH Network Corp. cv. sr. unsec. notes
3.375%, 8/15/26			468,000	509,243
Jazz US Holdings, Inc. cv. company
guaranty sr. unsec. notes 8.00%, 12/31/18			93,000	319,397
ON Semiconductor Corp. cv. company
guaranty sr. unsec. unsub. notes 1.00%, 12/1/20			357,000	455,621
Total convertible bonds and notes (cost $1,013,419)				$1,435,848

	Expiration
WARRANTS (0.0%)* †	date	Strike price	Warrants	Value

Halcon Resources Corp.	9/9/20	$14.04	8,533	$6,058
Total warrants (cost $—)				$6,058

		Principal amount/
SHORT-TERM INVESTMENTS (3.1%)*			shares	Value

Putnam Short Term Investment
Fund 1.45% L		Shares 6,682,798		$6,682,798
U.S. Treasury Bills 1.064%, 2/1/18 §			$5,000	4,994
U.S. Treasury Bills 1.255%, 2/15/18 §			102,000	101,827
Total short-term investments (cost $6,789,637)				$6,789,619

Total investments (cost $213,726,015)				$216,450,792

Key to holding’s currency abbreviations

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Key to holding’s abbreviations

DAC	Designated Activity Company
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2017 through December 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $219,564,298.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $169,451, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $103,836 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

Putnam VT High Yield Fund	15

FORWARD CURRENCY CONTRACTS at 12/31/17 (aggregate face value $1,446,799)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Euro	Sell	3/21/18	$489,279	$486,861	$(2,418)
Citibank, N.A.
	Canadian Dollar	Sell	1/17/18	134,882	135,786	904
JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	1/17/18	570,246	573,891	3,645
State Street Bank and Trust Co.
	Canadian Dollar	Sell	1/17/18	125,731	126,566	835
UBS AG
	British Pound	Sell	3/21/18	123,584	123,695	111
Unrealized appreciation						5,495
Unrealized (depreciation)						(2,418)
Total						$3,077

*The exchange currency for all contracts listed is the United States Dollar.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION PURCHASED at 12/31/17

	Upfront
	premium			Termi-	Payments	Unrealized
	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 29 Index	$251,071	$3,370,000	$278,194	12/20/22	(500 bp)—Quarterly	$(32,740)
Total	$251,071					$(32,740)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

16	Putnam VT High Yield Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Capital goods	$810,043	$—	$—
Communication services	568,260	—	5,942
Consumer cyclicals	530,113	—	23,460
Energy	737,029	82,266	22,761
Financials	1,616,219	—	—
Technology	672,253	—	—
Transportation	—	17,864	—
Utilities and power	—	29,292	—
Total common stocks	4,933,917	129,422	52,163
Convertible bonds and notes	—	1,435,848	—
Convertible preferred stocks	—	2,191,231	—
Corporate bonds and notes	—	190,659,758	112
Senior loans	—	10,252,664	—
Warrants	6,058	—	—
Short-term investments	6,682,798	106,821	—
Totals by level	$11,622,773	$204,775,744	$52,275

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	—	3,077	—
Credit default contracts	—	(283,811)	—
Totals by level	$—	$(280,734)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund	17

Statement of assets and liabilities
12/31/17

Assets
Investment in securities, at value, (Notes 1 and 9):
Unaffiliated issuers (identified cost $207,043,217)	$209,767,994
Affiliated issuers (identified cost $6,682,798) (Notes 1 and 5)	6,682,798
Cash	58,860
Dividends, interest and other receivables	3,310,086
Receivable for shares of the fund sold	212,043
Receivable for investments sold	265,917
Receivable for sales of delayed delivery securities (Note 1)	523,136
Unrealized appreciation on forward currency contracts (Note 1)	5,495
Total assets	220,826,329

Liabilities
Payable for investments purchased	725,018
Payable for shares of the fund repurchased	78,574
Payable for compensation of Manager (Note 2)	104,737
Payable for custodian fees (Note 2)	9,061
Payable for investor servicing fees (Note 2)	25,690
Payable for Trustee compensation and expenses (Note 2)	194,783
Payable for administrative services (Note 2)	2,272
Payable for distribution fees (Note 2)	12,433
Payable for auditing and tax fees	77,615
Payable for variation margin on centrally cleared swap contracts (Note 1)	3,666
Unrealized depreciation on forward currency contracts (Note 1)	2,418
Other accrued expenses	25,764
Total liabilities	1,262,031

Net assets	$219,564,298

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$215,057,005
Undistributed net investment income (Note 1)	11,473,656
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(9,661,873)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	2,695,510
Total — Representing net assets applicable to capital shares outstanding	$219,564,298

Computation of net asset value Class IA
Net assets	$160,526,437
Number of shares outstanding	24,492,656
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$6.55

Computation of net asset value Class IB
Net assets	$59,037,861
Number of shares outstanding	9,101,981
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$6.49

The accompanying notes are an integral part of these financial statements.

18	Putnam VT High Yield Fund

Statement of operations
Year ended 12/31/17

Investment income
Interest (including interest income of $70,769 from investments in affiliated issuers) (Note 5)	$14,191,265
Dividends	182,606
Total investment income	14,373,871

Expenses
Compensation of Manager (Note 2)	1,308,853
Investor servicing fees (Note 2)	162,412
Custodian fees (Note 2)	24,761
Trustee compensation and expenses (Note 2)	8,321
Distribution fees (Note 2)	159,402
Administrative services (Note 2)	6,890
Other	153,101
Total expenses	1,823,740

Expense reduction (Note 2)	(837)
Net expenses	1,822,903

Net investment income	12,550,968

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	3,223,444
Net realized loss on forward currency contracts (Note 1)	(52,398)
Net realized gain on foreign currency transactions (Note 1)	1,092
Net realized loss on swap contracts (Note 1)	(297,092)
Net unrealized appreciation of securities in unaffiliated issuers during the year	630,677
Net unrealized depreciation of forward currency contracts during the year	(16,477)
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	916
Net unrealized appreciation of swap contracts during the year	62,633
Net gain on investments	3,552,795

Net increase in net assets resulting from operations	$16,103,763

Statement of changes in net assets

	Year ended	Year ended
	12/31/17	12/31/16
Increase (decrease) in net assets
Operations:
Net investment income	$12,550,968	$13,481,201
Net realized gain (loss) on investments and foreign currency transactions	2,875,046	(8,925,674)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	677,749	31,217,119
Net increase in net assets resulting from operations	16,103,763	35,772,646
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(10,301,978)	(11,452,240)
Class IB	(3,356,130)	(5,001,079)
Decrease from capital share transactions (Note 4)	(31,861,896)	(505,895)
Total increase (decrease) in net assets	(29,416,241)	18,813,432
Net assets:
Beginning of year	248,980,539	230,167,107
End of year (including undistributed net investment income of $11,473,656 and $12,618,635, respectively)	$219,564,298	$248,980,539

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund	19

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class IA
12/31/17	$6.50	.35	.10	.45	(.40)	(.40)	$6.55	7.22	$160,526.72		5.48	43
12/31/16	6.02	.35	.54	.89	(.41)	(.41)	6.50	15.66	175,839	.72[e]	5.68[e]	48
12/31/15	6.82	.38	(.69)	(.31)	(.49)	(.49)	6.02	(5.14)	172,830.70		5.80	35
12/31/14	7.13	.39	(.25)	.14	(.45)	(.45)	6.82	1.91	233,920.72		5.60	45
12/31/13	7.09	.44	.11	.55	(.51)	(.51)	7.13	8.10	283,240.74		6.25	43
Class IB
12/31/17	$6.44	.33	.10	.43	(.38)	(.38)	$6.49	6.98	$59,038.97		5.23	43
12/31/16	5.96	.33	.55	.88	(.40)	(.40)	6.44	15.55	73,141	.97[e]	5.39[e]	48
12/31/15	6.75	.36	(.69)	(.33)	(.46)	(.46)	5.96	(5.35)	57,337.95		5.54	35
12/31/14	7.07	.37	(.26)	.11	(.43)	(.43)	6.75	1.56	70,915.97		5.36	45
12/31/13	7.03	.41	.12	.53	(.49)	(.49)	7.07	7.85	102,957.99		5.98	43

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

The accompanying notes are an integral part of these financial statements.

20	Putnam VT High Yield Fund

Notes to financial statements 12/31/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2017 through December 31, 2017.

Putnam VT High Yield Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below-investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in securities rated below-investment-grade. This policy may be changed only after 60 days’ notice to shareholders. The fund may also invest in other debt instruments, including loans. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on

Putnam VT High Yield Fund	21

the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for gaining liquid exposure to individual names, and for hedging market risk.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,418 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

22	Putnam VT High Yield Fund

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2017, the fund had a capital loss carryover of $9,618,617 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover
Short-term	Long-term	Total	Expiration
$—	$9,618,617	$9,618,617	*

*Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from the expiration of a capital loss carryover. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $37,839 to decrease undistributed net investment income, $36,394,904 to decrease paid-in capital and $36,432,743 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$8,828,124
Unrealized depreciation	(6,146,603)
Net unrealized appreciation	2,681,521
Undistributed ordinary income	11,598,258
Capital loss carryforward	(9,618,617)
Cost for federal income tax purposes	$213,488,537

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 31.4% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,
0.670%	of the next $5 billion,
0.620%	of the next $10 billion,
0.570%	of the next $10 billion,
0.520%	of the next $50 billion,
0.500%	of the next $50 billion,
0.490%	of the next $100 billion and
0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.565% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$117,763
Class IB	44,649
Total	$162,412

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $526 under the expense offset arrangements and by $311 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $166, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit

Putnam VT High Yield Fund	23

is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities,
(Long-term)	$96,044,359	$118,102,986
U.S. government securities
(Long-term)	—	—
Total	$96,044,359	$118,102,986

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. In certain circumstances shares may be purchased or redeemed through the delivery to the fund or receipt by the shareholders, respectively, of securities, the fair value of which is used to determine the number of shares issued or redeemed. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/17		Year ended 12/31/16		Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,644,511	$10,640,130	3,106,558	$19,100,340	2,756,598	$17,459,615	11,268,118	$68,042,803
Shares issued in connection with
reinvestment of distributions	1,648,317	10,301,978	1,988,236	11,452,240	542,186	3,356,130	875,846	5,001,079
	3,292,828	20,942,108	5,094,794	30,552,580	3,298,784	20,815,745	12,143,964	73,043,882
Shares repurchased	(5,843,433)	(37,801,384)	(6,784,566)	(41,445,665)	(5,561,246)	(35,818,365)	(10,402,218)	(62,656,692)
Net increase (decrease)	(2,550,605)	$(16,859,276)	(1,689,772)	$(10,893,085)	(2,262,462)	$(15,002,620)	1,741,746	$10,387,190

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
					and fair value
Affiliate	Fair value as of 12/31/16	Purchase cost	Sale proceeds	Investment income	as of 12/31/17
Short-term investments
Putnam Short Term Investment
Fund*	$11,373,189	$71,470,641	$76,161,032	$70,769	$6,682,798
Total Short-term investments	$11,373,189	$71,470,641	$76,161,032	$70,769	$6,682,798

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 7 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$1,200,000
Centrally cleared credit default contracts (notional)	$3,400,000
Warrants (number of warrants)	9,000

24	Putnam VT High Yield Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
			Payables, Net assets —
Credit contracts	Receivables	$—	Unrealized depreciation	$283,811*
Foreign exchange contracts	Receivables	5,495	Payables	2,418
Equity contracts	Investments	6,058	Payables	—
Total		$11,553		$286,229

*Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as		Forward currency
hedging instruments under ASC 815	Warrants	contracts	Swaps	Total
Credit contracts	$—	$—	$(297,092)	$(297,092)
Foreign exchange contracts	—	(52,398)	—	(52,398)
Equity contracts	43,539	—	—	43,539
Total	$43,539	$(52,398)	$(297,092)	$(305,951)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as		Forward currency
hedging instruments under ASC 815	Warrants	contracts	Swaps	Total
Credit contracts	$—	$—	$62,633	$62,633
Foreign exchange contracts	—	(16,477)	—	(16,477)
Equity contracts	(62,672)	—	—	(62,672)
Total	$(62,672)	$(16,477)	$62,633	$(16,516)

Putnam VT High Yield Fund	25

Note 9 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	Total
Assets:
Centrally cleared credit
default contracts§	$—	$—	$—	$—	$—	$—	$—
Forward currency contracts#	—	—	904	3,645	835	111	5,495
Total Assets	$—	$—	$904	$3,645	$835	$111	$5,495
Liabilities:
Centrally cleared credit
default contracts§	—	3,666	—	—	—	—	3,666
Forward currency contracts#	2,418	—	—	—	—	—	2,418
Total Liabilities	$2,418	$3,666	$—	$—	$—	$—	$6,084
Total Financial and Derivative
Net Assets	$(2,418)	$(3,666)	$904	$3,645	$835	$111	$(589)
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—
Net amount	$(2,418)	$(3,666)	$904	$3,645	$835	$111
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on centrally cleared swap contracts, which is not included in the table above, amounted to $103,836.

26	Putnam VT High Yield Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland	
Catharine Bond Hill Born 1954 Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.	Director of Yale-NUS College; Alumni Fellow to the Yale Corporation	
Dr. Paul L. Joskow Born 1947 Trustee since 1997	Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services	
Kenneth R. Leibler Born 1949 Trustee since 2006 and Vice Chair since 2016	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.	Eversource Corporation, which operates New England's largest energy delivery system	
Robert E. Patterson Born 1945 Trustee since 1984	Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.	None

Putnam VT High Yield Fund	27

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2017, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	Mark C. Trenchard (Born 1962)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President and BSA Compliance Officer
Officer, and Compliance Liaison	Since 2010	Since 2002
Since 2004		Director of Operational Compliance,
	Janet C. Smith (Born 1965)	Putnam Investments and Putnam
Robert T. Burns (Born 1961)	Vice President, Principal Financial Officer,	Retail Management
Vice President and Chief Legal Officer	Principal Accounting Officer, and Assistant
Since 2011	Treasurer	Nancy E. Florek (Born 1957)
General Counsel, Putnam Investments, Putnam	Since 2007	Vice President, Director of Proxy Voting and
Management, and Putnam Retail Management	Head of Fund Administration Services,	Corporate Governance, Assistant Clerk, and
	Putnam Investments and Putnam Management	Assistant Treasurer
James F. Clark (Born 1974)		Since 2000
Vice President and Chief Compliance Officer	Susan G. Malloy (Born 1957)
Since 2016	Vice President and Assistant Treasurer	Denere P. Poulack (Born 1968)
Chief Compliance Officer, Putnam Investments	Since 2007	Assistant Vice President, Assistant Clerk,
and Putnam Management	Head of Accounting, Middle Office, & Control	and Assistant Treasurer
	Services, Putnam Investments and	Since 2004
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

28	Putnam VT High Yield Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Kenneth R. Leibler, Vice Chair
Boston, MA 02109	P.O. Box 8383	Liaquat Ahamed
	Boston, MA 02266-8383	Ravi Akhoury
Investment Sub-Advisor	1-800-225-1581	Barbara M. Baumann
Putnam Investments Limited		Katinka Domotorffy
16 St James’s Street	Custodian	Catharine Bond Hill
London, England SW1A 1ER	State Street Bank and Trust Company	Paul L. Joskow
Robert E. Patterson
Marketing Services	Legal Counsel	George Putnam, III
Putnam Retail Management	Ropes & Gray LLP	Robert L. Reynolds
One Post Office Square		Manoj P. Singh
Boston, MA 02109	Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT High Yield Fund	29

This report has been prepared for the shareholders	H511
of Putnam VT High Yield Fund.	VTAN034 309463 2/18

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2017	$70,150	$ —	$8,312	$298
December 31, 2016	$72,031	$ —	$8,166	$ —

For the fiscal years ended December 31, 2017 and December 31, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $391,140 and $567,919 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2017	$ —	$382,530	$ —	$ —
December 31, 2016	$ —	$559,753	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 27, 2018